SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

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TRANSAMERICA SERIES TRUST

(Name of Registrant as Specified in Its Charter)

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TRANSAMERICA FUNDS

Transamerica Global Real Estate Securities

TRANSAMERICA SERIES TRUST

Transamerica BlackRock Global Real Estate Securities VP

1801 California Street, Suite 5200

Denver, CO 80202

January 30, 2019

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding a new sub-adviser for each of Transamerica Global Real Estate Securities and Transamerica BlackRock Global Real Estate Securities VP (formerly, Transamerica Clarion Global Real Estate Securities VP) (each a “Fund” and collectively, the “Funds”). No action is required on your part. We do, however, ask that you review the enclosed Joint Information Statement, which contains information about the new sub-adviser for your Fund(s). We encourage you to store this document with your Transamerica investment information.

The Board unanimously approved the Funds’ new sub-advisers, BlackRock Investment Management, LLC, BlackRock International Limited, and BlackRock Singapore Limited (collectively, the “BlackRock Sub-Advisers”), who began sub-advising each of the Funds on November 1, 2018, replacing the Funds’ prior sub-adviser, CBRE Clarion Securities LLC. Based on the information provided by Transamerica Asset Management, Inc. and the BlackRock Sub-Advisers, the Board concluded that the change in sub-adviser was in the best interests of each of the Funds and their respective investors.

If you have any questions, please call the following numbers between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday: 1-888-233-4339 for Transamerica Global Real Estate Securities or 1-800-851-9777 for Transamerica BlackRock Global Real Estate Securities VP.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Joint Information Statement

TRANSAMERICA FUNDS

Transamerica Global Real Estate Securities

TRANSAMERICA SERIES TRUST

Transamerica BlackRock Global Real Estate Securities VP

January 30, 2019

Summary

This joint information statement (“Joint Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Funds and Transamerica Series Trust (“TST”) (each a “Trust” and collectively, the “Trusts”) to the respective shareholders of Transamerica Global Real Estate Securities and contract owners or policy holders holding interests in insurance company separate accounts invested in Transamerica BlackRock Global Real Estate Securities VP (formerly, Transamerica Clarion Global Real Estate Securities VP) (each a “Fund” and collectively, the “Funds”). Transamerica Funds and TST are each organized as Delaware statutory trusts.

Shares of Transamerica BlackRock Global Real Estate Securities VP are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The contract holders and policy owners who are owners of the separate accounts are not shareholders of Transamerica BlackRock Global Real Estate Securities VP. However, for ease of reference, shareholders of Transamerica Global Real Estate Securities and contract and policy owners invested in Transamerica BlackRock Global Real Estate Securities and shareholders of Transamerica BlackRock Global Real Estate Securities VP are collectively referred to in this Joint Information Statement as “shareholders.”

This Joint Information Statement provides information regarding the approval by the Board of new sub-advisers for the Funds. The Funds are now sub-advised by BlackRock Investment Management, LLC (“BlackRock Investment Management”), BlackRock International Limited (“BlackRock International”), and BlackRock Singapore Limited (“BlackRock Singapore”) (collectively, the “BlackRock Sub-Advisers”). BlackRock Investment Management sub-advises the Funds pursuant to sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”), the Funds’ investment manager, and BlackRock Investment Management (the “BlackRock Investment Management Sub-Advisory Agreements”). BlackRock International and BlackRock Singapore serve as sub-sub-advisers to the Funds under BlackRock Investment Management pursuant to sub-sub-advisory agreements between BlackRock Investment Management and each of BlackRock International and BlackRock Singapore (the “BlackRock Sub-sub-Advisory Agreements,” and collectively with the BlackRock Investment Management Sub-Advisory Agreements, the “BlackRock Sub-Advisory Agreements”). Copies of the BlackRock Sub-Advisory Agreements are attached hereto as Exhibit A.

The BlackRock Sub-Advisers began sub-advising the Funds on November 1, 2018. Prior to that date, CBRE Clarion Securities LLC (“CBRE”) served as sub-adviser to each Fund. In connection with the change in sub-advisers, and as discussed in the applicable Prospectus, Summary Prospectus and Statement of Additional Information supplements dated August 24, 2018 for each Fund, and also reflected in Transamerica Global Real Estate Securities’ Prospectus, Summary Prospectus, and Statement of Additional Information dated March 1, 2018 and revised as of November 1, 2018, and Transamerica BlackRock Global Real Estate Securities VP’s Prospectus, Summary Prospectus, and Statement of Additional Information dated May 1, 2018; (i) certain changes were made to each Fund’s primary benchmark, investment objective, investment strategies, and principal risks; and (ii) each Fund’s management fee schedule and sub-advisory fee schedule was lowered. In addition, Transamerica Clarion Global Real Estate Securities VP was renamed Transamerica BlackRock Global Real Estate Securities VP. TAM continues to serve as the Funds’ investment manager.

This Joint Information Statement is provided in lieu of a proxy statement to each Fund’s shareholders as of November 1, 2018 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Board Members”), without obtaining shareholder approval. Pursuant to the Order, however, each Fund is required to provide certain information about a new sub-advisory agreement to its shareholders.

A Notice of Internet Availability of the Joint Information Statement is being mailed on or about January 30, 2019. Each Fund will bear the costs associated with preparing and distributing this Joint Information Statement and the Notice of Internet Availability of the Joint Information Statement to their respective shareholders.

The annual reports of the Funds are sent to shareholders of record following each Fund’s fiscal year end. The fiscal year end of Transamerica Global Real Estate Securities is October 31. The fiscal year end of Transamerica BlackRock Global Real Estate Securities VP is December 31. Each Fund will furnish, without charge, a copy of its most recent annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Funds by calling toll free 1-888-233-4339 for Transamerica Global Real Estate Securities and 1-800-851-9777 for Transamerica BlackRock Global Real Estate Securities VP, or writing to the Funds at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual report of each Fund are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Notice of Internet Availability or this Joint Information Statement, as applicable, may be delivered to two or more shareholders who share an address, unless the Funds have received instructions to the contrary. Please contact the Funds at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Joint Information Statement will be available on the Transamerica website until at least July 31, 2019 at https://www.transamerica.com/media/tf-cbre-to-blackrock-info-statement.pdf. A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339 for Transamerica Global Real Estate Securities and 1-800-851-9777 for Transamerica BlackRock Global Real Estate Securities VP.

TRANSAMERICA FUNDS

Transamerica Global Real Estate Securities

TRANSAMERICA SERIES TRUST

Transamerica BlackRock Global Real Estate Securities VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Joint Information Statement?

A.

This Joint Information Statement is being furnished by the Board to provide information to shareholders of the Funds of a recent change in the sub-advisers of each Fund. The Board, upon the recommendation of TAM, has approved the new BlackRock Sub-Advisory Agreements.

The Funds have obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements, subject to Board approval and without shareholder approval under certain circumstances. Pursuant to the exemptive order, the Funds have agreed to provide certain information regarding new sub-advisory agreements.

Q.	Am I being asked to vote on anything?

A.

No. This Joint Information Statement is being provided to each Fund’s shareholders in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the hiring of the new sub-advisers, but you are encouraged to review this Joint Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Funds. TAM recommended to the Board the hiring of the BlackRock Sub-Advisers and has entered into the BlackRock Sub-Advisory Agreements with the BlackRock Sub-Advisers with respect to the Funds. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for each Fund, and regular review and evaluation of the sub-adviser’s performance and adherence to investment style and process.

Q.	Why was BlackRock appointed as the new Sub-Adviser?

A.

Following their review and consideration, the Board approved the appointment of the BlackRock Sub-Advisers as the Sub-Advisers to the Funds in replacement of the Funds’ prior sub-adviser. Among other things, the Board reviewed and evaluated the performance of the previous sub-adviser and the BlackRock Sub-Advisers’ experience managing the proposed investment strategies for the Funds. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Joint Information Statement.

JOINT INFORMATION STATEMENT

This Joint Information Statement describes the BlackRock Sub-Advisers and the terms of the BlackRock Sub-Advisory Agreements.

THE FUNDS AND THEIR MANAGEMENT AGREEMENTS

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of each Fund pursuant to Management Agreements (the “Management Agreements”), each dated March 1, 2016, which were last approved by the Board, including a majority of the Independent Board Members, on June 21-22, 2018. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of each Management Agreement, TAM, among other things, (i) regularly provides each Fund with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Fund’s portfolio of securities and other investments consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to each Fund, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Funds under the Management Agreements are not expected to change in light of the change in sub-advisers for the Funds.

No officer or Board Member of the Funds is a director, officer or employee of the BlackRock Sub-Advisers. No officer or Board Member of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest in the BlackRock Sub-Advisers or any other person controlling, controlled by or under common control with the BlackRock Sub-Advisers. Since the Record Date, none of the Board Members of the Funds have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which the BlackRock Sub-Advisers or any of their affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENTS

Prior to November 1, 2018, CBRE Clarion Securities LLC (“CBRE”) served as sub-adviser to the Funds. CBRE is located at 201 King of Prussia Road Suite 600, Radnor, PA 19087.

CBRE provided sub-advisory services to each Fund pursuant to Investment Sub-Advisory Agreements between TAM and CBRE on behalf of each Fund (the “CBRE Sub-Advisory Agreements”). As sub-adviser to the Funds, CBRE was responsible for sub-advising the assets of the Funds in a manner consistent with the terms of the CBRE Sub-Advisory Agreements and the investment objective, strategies and policies of each Fund. The CBRE Sub-Advisory Agreements dated July 1, 2011 with respect to Transamerica Global Real Estate Securities, and December 9, 2011 with respect to Transamerica BlackRock Global Real Estate Securities VP, each as amended, were last approved by the Board, including a majority of the Independent Board Members, on June 21-22, 2018.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to BlackRock Investment Management under the BlackRock Investment Management Sub-Advisory Agreements and the sub-advisory fees paid by TAM to CBRE under the CBRE Sub-Advisory Agreements appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the BlackRock Sub-Advisory Agreements were approved by the Board at a meeting held July 18-19, 2018, and were effective as of November 1, 2018. Each BlackRock Sub-Advisory Agreement has an initial term of two years from its effective date (unless sooner terminated in accordance with its terms). Thereafter, continuance of each BlackRock Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members, at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the applicable Fund. The BlackRock Sub-sub-Advisory Agreements contain the same provisions.

The terms of the CBRE Sub-Advisory Agreements and those of the BlackRock Investment Management Sub-Advisory Agreements are substantially similar. The sub-advisory fee rates payable by TAM to BlackRock Investment Management under the BlackRock Investment Management Sub-Advisory Agreements are lower than then sub-advisory fee rates paid by TAM to CBRE under the CBRE Sub-Advisory Agreements. In addition, effective with the BlackRock Sub-Advisory Agreements, a lower management fee schedule payable by the Funds to TAM went into effect. A description of the new management fee schedule and sub-advisory fee rates appear below under the captions “TAM Management Fees” and “Sub-Advisory Fees,” respectively. Under the terms of the BlackRock Sub-sub-Advisory Agreements, the sub-sub-advisory fees payable to BlackRock International and BlackRock Singapore will be paid by BlackRock Investment Management, and not directly by TAM or the Funds.

Under the terms of the BlackRock Investment Management Sub-Advisory Agreements, subject to the supervision of each Trust’s Board and TAM, BlackRock Investment Management shall regularly provide the Funds (with respect to such portion of each Fund’s assets as shall be allocated to BlackRock Investment Management by TAM from time to time (the “Allocated Assets”)) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable notice in writing to BlackRock Investment Management. The BlackRock Sub-sub-Advisory Agreements contain similar provisions, but the BlackRock Sub-sub-Advisors are also subject to the oversight and supervision of BlackRock Investment Management. The CBRE Sub-Advisory Agreements contained the same provisions.

Each BlackRock Investment Management Sub-Advisory Agreement provides that BlackRock Investment Management will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide research and brokerage services to the Funds within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to BlackRock Investment Management, or to any other fund or account over which BlackRock Investment Management or its affiliates exercise investment discretion. Each BlackRock Investment Management Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Fund, BlackRock Investment Management may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in such instances where BlackRock Investment Management has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or BlackRock Investment Management’s overall responsibilities with respect to the Fund and to other funds and clients for which BlackRock Investment Management exercises investment discretion. The Board may adopt policies and procedures that modify and restrict BlackRock Investment Management’s authority regarding the execution of each of the Fund’s portfolio transactions. The BlackRock Sub-sub-Advisory Agreements contain similar provisions. The CBRE Sub-Advisory Agreements contained the same provisions.

Each BlackRock Investment Management Sub-Advisory Agreement provides that it: (i) may be terminated with respect to any Fund at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Funds; (ii) may be terminated by TAM upon 60 days written notice to BlackRock Investment Management, without the payment of any penalty; (iii) may be terminated by BlackRock Investment Management upon 90 days’ advance written notice to TAM with respect to Transamerica Global Real Estate Securities and 60 days’ advance written notice to TAM with respect to Transamerica BlackRock Global Real Estate Securities VP; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by BlackRock Investment Management and shall not be assignable by TAM without the consent of BlackRock Investment Management. The BlackRock Sub-sub-Advisory Agreements contain similar provisions, however, the parties to the BlackRock Sub-sub-Advisory Agreements or the Trusts may terminate such agreements upon 60 days’ notice unless such notice is waived. The CBRE Sub-Advisory Agreements contained similar provisions.

Each BlackRock Investment Management Sub-Advisory Agreement requires that BlackRock Investment Management, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to BlackRock Investment Management relating to the services provided pursuant to the BlackRock Investment Management Sub-Advisory Agreement, including such information that the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The BlackRock Sub-sub-Advisory Agreements contain similar provisions. The CBRE Sub-Advisory Agreements contained the same provisions.

Each BlackRock Investment Management Sub-Advisory Agreement states that BlackRock Investment Management shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of services thereunder, provided that BlackRock Investment Management is not protected against any liability to TAM or the Funds to which BlackRock Investment Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the BlackRock Investment Management Sub-Advisory Agreements. The BlackRock Sub-sub-Advisory Agreements contain similar provisions. The CBRE Sub-Advisory Agreements contained the same provisions.

Each BlackRock Investment Management Sub-Advisory Agreement provides that unless TAM advises BlackRock Investment Management in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, BlackRock Investment Management shall exercise voting rights incident to any security purchased with, or comprising a portion of, each Fund’s securities managed by BlackRock Investment Management, in accordance with BlackRock Investment Management’s proxy voting policies and procedures without consultation with TAM or the Funds. The CBRE Sub-Advisory Agreements contained the same provisions.

Each BlackRock Investment Management Sub-Advisory Agreement provides that BlackRock Investment Management, in performance of its duties, is and shall be an independent contractor and, unless otherwise expressly provided in the BlackRock Investment Management Sub-Advisory Agreement or otherwise authorized in writing, shall have no authority to act for or represent the Funds of TAM in any way or otherwise be deemed to be an agent of the Funds or TAM. The CBRE Sub-Advisory Agreement did not contain the same provision.

Each BlackRock Investment Management Sub-Advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Each BlackRock Sub-sub-Advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Delaware. The CBRE Sub-Advisory Agreement provided that it would be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida.

Shareholders should refer to Exhibit A attached hereto for the complete terms of the BlackRock Sub-Advisory Agreements. The summary of the BlackRock Investment Management Sub-Advisory Agreements and BlackRock Sub-sub-Advisory Agreements set forth herein is qualified in its entirety by the provisions of the BlackRock Sub-Advisory Agreements as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the change in sub-adviser, the management fee payable by each Fund to TAM was reduced. Under the Management Agreements, each Fund currently pays TAM on an annual basis the following management fee based on its average daily net assets:

Transamerica Global Real Estate Securities and

Transamerica BlackRock Global Real Estate Securities VP

First $250 million	0.77%
Over $250 million up to $500 million	0.75%
Over $500 million up to $750 million	0.70%
In excess of $750 million	0.68%

Prior to November 1, 2018, each Fund paid TAM a management fee of 0.83% of the first $250 million, 0.805% over $250 million up to $500 million, 0.73% over $500 million up to $1 billion, and 0.68% in excess of $1 billion for its services with respect to the Fund’s average daily net assets on an annual basis. Effective January 1, 2018, CBRE agreed to voluntarily reduce its sub-advisory fee to 0.40% on the first $200 million of assets; 0.35% over $200 million up to $750 million; and 0.30% in excess of $750 million of each Fund’s average daily net assets. Accordingly, effective January 1, 2018, TAM agreed to voluntarily waive its management fee to reflect any savings resulting from CBRE’s voluntary reduction in its sub-advisory fee.

Management fees are accrued daily and paid by each Fund monthly. As of December 31, 2018, the net assets of Transamerica Global Real Estate Securities were $20,717,051 and the net assets of Transamerica BlackRock Global Real Estate Securities VP were $431,424,095.

Transamerica Global Real Estate Securities

The following chart compares the actual management fees paid by the Fund to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended October 31, 2018 to a hypothetical example of management fees that would have been paid by the Fund to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

	Actual Management Fees Payable to TAM from November 1, 2017 through October 31, 2018 under Former Management Fee Schedule	Hypothetical Management Fees Payable to TAM from November 1, 2017 through October 31, 2018 under New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$207,633.78	$190,989.83	8.02%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$207,633.78	$190,989.83	8.02%

Transamerica BlackRock Global Real Estate Securities VP

The following chart compares the actual management fees paid by the Fund to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended December 31, 2018 to a hypothetical example of management fees that would have been paid by the Fund to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

	Actual Management Fees Payable to TAM from January 1, 2018 through December 31, 2018 under Former Management Fee Schedule	Hypothetical Management Fees Payable to TAM from January 1, 2018 through December 31, 2018 under New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$2,375,051.68	$2,241,368.93	5.63%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$2,375,051.68	$2,241,368.93	5.63%

SUB-ADVISORY FEES

Under the BlackRock Investment Management Sub-Advisory Agreements, TAM (not the Funds) pays BlackRock Investment Management the following sub-advisory fees for its services with respect to each Fund’s average daily net assets on an annual basis:

Transamerica Global Real Estate Securities

Transamerica BlackRock Global Real Estate Securities VP

First $250 million	0.34%
Over $250 million up to $750 million	0.32%
In excess of $750 million	0.30%

Under the CBRE Sub-Advisory Agreements, TAM (not the Funds) paid CBRE 0.40% of the first $250 million, 0.375% over $250 million up to $500 million, 0.35% over $500 million up to $1 billion, and 0.30% in excess of $1 billion less 50% of any amount reimbursed pursuant to the Funds’ expense limitation, with respect to each Fund’s average daily net assets on an annual basis. Effective January 1, 2018, CBRE agreed to voluntarily reduce its sub-advisory fee to 0.40% on the first $200 million of assets; 0.35% over $200 million up to $750 million; and 0.30% in excess of $750 million of each Fund’s average daily net assets. Accordingly, effective January 1, 2018, TAM agreed to voluntarily waive its management fee to reflect any savings resulting from CBRE’s voluntary reduction in its sub-advisory fee.

As was the case under the CBRE Sub-Advisory Agreements, assets are aggregated across the Funds for purposes of reaching breakpoints in the sub-advisory fee schedules under the BlackRock Investment Management Sub-Advisory Agreements.

Under the BlackRock Sub-sub-Advisory Agreements, BlackRock Investment Management (not TAM or the Fund) pays each BlackRock sub-sub-adviser for their services an amount as agreed to between BlackRock Investment Management and each BlackRock sub-sub-adviser from time to time, as computed daily and payable monthly.

Transamerica Global Real Estate Securities

The following chart compares the actual sub-advisory fees paid by TAM to CBRE for the fiscal year ended October 31, 2018 to a hypothetical example of sub-advisory fees that would have been paid by TAM to BlackRock Investment Management for the same period under the BlackRock Investment Management Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to CBRE from November 1, 2017 through October 31, 2018 under CBRE Sub-Advisory Agreement	Hypothetical Sub-Advisory Fees Payable by TAM to BlackRock from November 1, 2017 through October 31, 2018 under BlackRock Investment Management Sub-Advisory Agreement	Percent Difference
$95,367	$82,500	13.5%

Transamerica BlackRock Global Real Estate Securities VP

The following chart compares the actual sub-advisory fees paid by TAM to CBRE for the fiscal year ended December 31, 2018 to a hypothetical example of sub-advisory fees that would have been paid by TAM to BlackRock Investment Management for the same period under the BlackRock Investment Management Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to CBRE from January 1, 2018 through December 31, 2018 under CBRE Sub-Advisory Agreement	Hypothetical Sub-Advisory Fees Payable by TAM to BlackRock from January 1, 2018 through December 31, 2018 under BlackRock Investment Management Sub-Advisory Agreement	Percent Difference
$853,407	$742,117	13%

INFORMATION REGARDING THE SUB-ADVISER

BlackRock Investment Management, a wholly owned and indirect subsidiary of BlackRock, Inc., has been a registered investment adviser since 1988. BlackRock Inc.’s principal business address is 55 E 52nd St, New York, NY 10055. As of December 31, 2018, BlackRock, Inc. had approximately $5.976 trillion in total assets under management. BlackRock Investment Management’s principal business address is 1 University Square Drive, Princeton, NJ 08540.

BlackRock International and BlackRock Singapore, each a registered investment adviser, serve as sub-sub-advisers to the Funds. BlackRock International is located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom. BlackRock Singapore is located at 20 Anson Road, #18-01, Singapore, 079912. BlackRock International and BlackRock Singapore are both wholly-owned subsidiaries of BlackRock, Inc. and each serve as sub-sub-advisers pursuant to a Sub-sub-Advisory Agreement with BlackRock Investment Management.

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Mark Howard-Johnson, CFA	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2018; Portfolio Manager with BlackRock Investment Management, LLC since 2012; Global Head of the Global Real Asset Securities Group.
James Wilkinson	BlackRock International Limited	Portfolio Manager of the portfolio since 2018; Portfolio Manager with BlackRock International Limited since 2013; Co-Global Chief Investment Officer of the Global Real Asset Securities Group.
Alastair Gillespie, CFA	BlackRock (Singapore) Limited	Portfolio Manager of the portfolio since 2018; Portfolio Manager with BlackRock (Singapore) Limited since 2013; Co-Global Chief Investment Officer of the Global Real Asset Securities Group.

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of the BlackRock Sub-Advisers as of December 31, 2018. The principal address of each individual as it relates to his or her duties at each of the BlackRock Sub-Advisers is the same as that of each of the BlackRock Sub-Advisers.

Name	Position with BlackRock Investment Management
Laurence Douglas Fink	Chief Executive Officer
Robert Steven Kapito	President
Christopher Meade	General Counsel and Chief Legal Officer
Gary Stephen Shedlin	Chief Financial Officer

Name	Position with BlackRock Investment Management
Robert Lawrence Goldstein	Chief Operating Officer
Choon Sik Charles Park	Chief Compliance Officer

Name	Position with BlackRock International
Colin Thomson	Chief Financial Officer and Director
Eleanor de Freitas	Director
Rachel Lord	Chief Executive Officer and Director
Margaret Young	Director
Erica Handling	General Counsel
Patrick Olson	Director
James Charrington	Director
Edward J. Fishwick	Director
Enda McMahon	Chief Compliance Officer
R. Andrew Damm	Director
Stacey Mullin	Chief Operating Officer and Director
Christian Clausen	Director

Name	Position with BlackRock Singapore
Graham Turl	Chief Legal Officer
James Phoon	Chief Compliance Officer
Lynda Hall	Director
Toby Ritch	Director
Robert Lamb	Director
Andrew Reynolds	Chief Operating Officer and Chief Financial Officer
Sanjeev Malik	Director
Deborah Ho	Chief Executive Officer and Director
Alastair Gillespie	Director
Patrick Leung	Director
Neeraj Seth	Director

Management Activities. The BlackRock Sub-Advisers do not act as advisers or sub-advisers for any registered investment companies, or series of a registered investment company with investment objectives similar to the Funds.

EVALUATION BY THE BOARD

At a meeting of the Board held on July 18-19, 2018, the Board considered the termination of CBRE as sub-adviser for the Funds and the approval of the BlackRock Sub-Advisers as replacement sub-advisers. Following their review and consideration, the Board Members determined that the terms of the BlackRock Sub-Advisory Agreements were reasonable, and that the termination of CBRE as sub-adviser to each Fund and approval of the BlackRock Sub-Advisory Agreements was in the best interests of each Fund and their shareholders. The Board, including the Independent Board Members, unanimously approved the BlackRock Sub-Advisory Agreements for an initial two-year period and authorized TAM to terminate the CBRE Sub-Advisory Agreements with respect to the Funds.

To assist the Board Members in their consideration of the BlackRock Sub-Advisory Agreements, the Board Members requested and received from TAM and the BlackRock Sub-Advisers certain materials and information in advance of the meeting. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the BlackRock Sub-Advisory Agreements. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that the appointment of the BlackRock Sub-Advisers is not expected to result in any diminution in the nature, extent and quality of services provided to the Funds and their shareholders, including compliance services;

(b)        that the BlackRock Sub-Advisers are experienced and respected asset management firms and TAM believes that the BlackRock Sub-Advisers will continue to have the capabilities, resources and personnel necessary to provide sub-advisory services to the Funds based on an assessment of the BlackRock Sub-Advisers’ investment personnel;

(c)        that the proposed management fee rate payable to TAM by each of the Funds is lower than the current management fee rate, which would result in immediate savings for current shareholders and help offset some of the increases in custody expenses tied to the Funds’ proposed portfolio composition;

(d)        that the sub-advisory fee rates payable to BlackRock Investment Management by TAM would be lower than the current CBRE sub-advisory fees and are fair and reasonable in light of the sub-advisory services to be provided;

(e)        that TAM recommended to the Board Members that the BlackRock Sub-Advisers be appointed to replace CBRE based on CBRE’s poor relative and risk-adjusted performance compared to the Funds’ benchmark and peer group;

(f)        the fact that the sub-advisory fees payable to BlackRock Investment Management, as sub-adviser, would be paid by TAM and not the Funds, and the fact that the sub-sub-advisory fees payable to BlackRock International Limited and BlackRock Singapore Limited, as sub-sub-advisers, would be paid by BlackRock Investment Management and not the Funds or TAM;

(g)        the proposed responsibilities of the BlackRock Sub-Advisers for the Funds and the sub-advisory services expected to be provided by those sub-advisers; and

(h)        that TAM recommended to the Board Members that the BlackRock Sub-Advisers be appointed as sub-advisers based on, among other things, TAM’s desire to engage investment sub-advisers with a proven track record.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by the BlackRock Sub-Advisers under the BlackRock Sub-Advisory Agreements, the Board Members considered, among other things, information provided by TAM and the BlackRock Sub-Advisers regarding the operations, facilities, organization and personnel of the BlackRock Sub-Advisers, the anticipated ability of the BlackRock Sub-Advisers to perform their duties under the BlackRock Sub-Advisory Agreements, and the proposed changes to the current investment program and other practices of the Funds. The Board considered that TAM has advised the Board that the appointment of the BlackRock Sub-Advisers is not expected to result in any diminution in the nature, extent and quality of services provided to the Funds and their respective shareholders, including compliance services. The Board Members further considered that the BlackRock Sub-Advisers are experienced asset management firms and that TAM believes that they have the capabilities, resources and personnel necessary to provide sub-advisory services to the Funds based on its assessment of the BlackRock Sub-Advisers’ organization, investment talent and strong back office. The Board Members also considered the proposed changes to the Funds’ principal investment strategies.

Based on their review of the materials provided and the information they had received from TAM and the BlackRock Sub-Advisers, the Board Members determined that the BlackRock Sub-Advisers can provide sub- advisory services that are appropriate in scope and extent in light of the proposed investment program for each Fund and that the BlackRock Sub-Advisers’ appointment is not expected to adversely affect the nature, extent and quality of services provided to the Funds.

Investment Performance. The Board Members considered the BlackRock Sub-Advisers’ past performance, investment management experience, capabilities and resources. The Board Members reviewed the performance of each of the Funds as compared to its proposed primary benchmark, its peer group and the composite performance of the strategies to be followed by the BlackRock Sub-Advisers (the “BlackRock Strategies”). They noted that the performance of the BlackRock Strategies compared favorably to that of each Fund and its benchmark and peer group median for the one-, three-, five-, and ten-year periods ended March 31, 2018. The Board Members further noted that, while past performance is not necessarily a predictor of future results, TAM believes that the appointment of the BlackRock Sub-Advisers will benefit shareholders by offering them the potential for improved performance based on the historical comparisons. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by the BlackRock Sub-Advisers, the Board Members concluded that the BlackRock Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Funds’ proposed new investment objective and principal investment strategies.

Management and Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedules under the BlackRock Investment Management Sub-Advisory Agreements. The Board Members noted that the proposed sub-advisory fee schedules payable by TAM to BlackRock Investment Management were lower than the current sub-advisory fee schedules for CBRE, and that the sub-sub-advisory fees payable to BlackRock International Limited and BlackRock Singapore Limited would be paid by BlackRock Investment Management and not the Funds or TAM. The Board Members also considered that the proposed lower management fee would continue to be lower than the applicable Morningstar and Broadridge peer group medians, and that TAM considered the proposed management fee to be reasonable compensation for its services. The Board Members noted that the proposed total net operating expenses of Transamerica BlackRock Global Real Estate Securities VP are within one basis point of those of its respective Morningstar and Broadridge peer group medians. The Board Members noted that the proposed total net operating expenses for certain share classes of Transamerica Global Real Estate Securities are higher than those of its respective Morningstar and Broadridge peer group medians, but that the data were based on actual expenses incurred by the Fund, rather than an increase in operating expenses expected to result from the proposed sub-adviser change.

With respect to the BlackRock Sub-Advisers’ costs and profitability in providing sub-advisory services to the Funds, the Board Members noted that the proposed sub-advisory fees were the product of arm’s-length negotiation between TAM and the BlackRock Sub-Advisers. As a result, the Board Members did not consider the BlackRock Sub-Advisers’ anticipated profitability to be material to its decision to approve the BlackRock Sub-Advisory Agreements. The Board also reviewed pro forma estimated profitability information provided by TAM.

Economies of Scale. In evaluating the extent to which the proposed sub-advisory fees payable under the BlackRock Sub-Advisory Agreements reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members considered that the appointment of the BlackRock Sub-Advisers had the potential to attract additional assets due to the BlackRock Sub-Advisers’ established asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Funds to TAM, and the sub-advisory fees payable by TAM to BlackRock Investment Management, in light of any economies of scale experienced in the future.

Fall-Out Benefits.The Board Members considered other benefits expected to be derived by the BlackRock Sub-Advisers from their relationship with the Funds. The Board Members noted that, although TAM would not realize soft dollar research benefits from its relationship with the BlackRock Sub-Advisers or the Funds, the BlackRock Sub-Advisers may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the BlackRock Sub-Advisory Agreements is in the best interests of the Funds and their shareholders and unanimously approved the BlackRock Sub-Advisory Agreements.

BROKERAGE INFORMATION

With respect to Transamerica Global Real Estate Securities and Transamerica BlackRock Global Real Estate Securities VP, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or BlackRock for the fiscal years ended October 31, 2018 and December 31, 2018, respectively.

ADDITIONAL INFORMATION

TAM, the Funds’ investment manager, Transamerica Fund Services, Inc., the Funds’ transfer agent, and Transamerica Capital, Inc., the Trusts’ principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of December 31, 2018, the Board Members and officers of Transamerica Global Real Estate Securities, individually and as a group, owned beneficially less than 1% of the outstanding shares of Transamerica Global Real Estate Securities and owned beneficially less than 1% of the outstanding shares of Transamerica BlackRock Global Real Estate Securities VP.

As of December 31, 2018, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica Global Real Estate Securities:

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Global Real Estate Securities	I2	44.58%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Global Real Estate Securities	I2	17.79%
Transamerica Multi-Manager Alternative Strategies Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Global Real Estate Securities	I2	16.94%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Global Real Estate Securities	I2	13.56%

As of December 31, 2018, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica BlackRock Global Real Estate Securities VP:

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation- Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica BlackRock Global Real Estate Securities VP	Initial	52.96%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica BlackRock Global Real Estate Securities VP	Initial	19.73%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Global Real Estate Securities VP	Initial	10.09%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Global Real Estate Securities VP	Initial	9.90%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Global Real Estate Securities VP	Initial	5.86%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Global Real Estate Securities VP	Service	88.27%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Global Real Estate Securities VP	SVC	6.19%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

As of December 31, 2018, the following shareholders owned of record 25% or more of the outstanding shares of Transamerica Global Real Estate Securities:

Name & Address	Fund Name	Shares	Percentage of Fund Owned
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Global Real Estate Securities	741,839.748	44.58%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Global Real Estate Securities	296,058.231	17.79%
Transamerica Multi-Manager Alternative Strategies Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Global Real Estate Securities	281,963.816	16.94%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Global Real Estate Securities	225,631.148	13.56%

As of December 31, 2018, the following shareholder owned of record 25% or more of the outstanding shares of Transamerica BlackRock Global Real Estate Securities VP.

Name & Address	Fund Name	Shares	Percentage of Fund Owned
Transamerica Asset Allocation- Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica BlackRock Global Real Estate Securities VP	17,370,093.978	43.47%

Each of the Trusts is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for the Trusts as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trusts at the Trusts’ office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Funds
Transamerica Series Trust

Rhonda A. Mills
Assistant General Counsel, Assistant Secretary

January 30, 2019

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

BLACKROCK INVESTMENT MANAGEMENT, LLC

This Agreement, entered into as of November 1, 2018 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and BlackRock Investment Management, LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.      Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.      Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, investment policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information and provided to and agreed upon by the Subadviser, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser and agreement by the Subadviser thereto, which agreement shall not be unreasonably withheld. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swaps, futures, options, repurchase, and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM the opportunity to review the collateral schedule to master repurchase agreements, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time and provided to the Subadviser (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, investment policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time in advance and agreed to by the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the Allocated Assets of the Fund in one or more investment companies. In addition, the Subadviser is authorized to act for, represent, and purport to bind the Fund with respect to any Allocated Assets in any legal or administrative proceeding involving the Trust or the Fund or any such proceeding involving any Allocated Assets, including, without limitation, class action and bankruptcy proceedings, in consultation with TAM.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures of the Subadviser as adopted by the Fund, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers, which will be provided in advance to the Subadviser.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

As reasonably requested by TAM, the Subadviser shall provide the Fund with information regarding the Allocated Assets to reasonably assist the Fund in determining the appropriate valuation of such assets, provided that TAM acknowledges that the Subadviser is not a valuation agent.

(f)

The Subadviser may, as permitted by rule, regulation or position of the staff of the SEC, utilize the personnel of its affiliates, including foreign affiliates, in providing services under this Agreement, provided that the Subadviser remains solely responsible for the provision of services under this Agreement.

3.      Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4.      Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

5.      Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.        Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.        Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8.        Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.        Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty, on 60 days’ written notice to the Subadviser. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall not be assignable by either party without the consent of both parties. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.        Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and TAM shall cease using the Subadviser’s name and its marks as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

11.        Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

In the event TAM or a Fund’s custodian engages in securities lending activities with respect to the Allocated Assets, the Subadviser will not be a party to or may not necessarily be aware of such lending activities. It is understood that the Subadviser shall not be responsible for settlement delay or failure, corporate action failure or any related costs or loss due to such activities.

12.        Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”), as provided by TAM, and agrees to review as soon as reasonably practicable future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust as soon as reasonably practicable of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement of the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

13.        Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14.        Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15.        Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender as soon as reasonably practicable to the Fund any of such records upon the Fund’s request; provided, however, that the Subadviser may retain copies of such records. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16.        Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

17.        Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

18.        Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

19.        Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court (c) waives any objection that either Designated Court is an inconvenient forum and (d) waives the right to trial by jury. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

20.        Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

21.        Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher Staples
Name:	Christopher Staples
Title:	Senior Director, Investments

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:	/s/ Michael T. Ferraro
Name:	Michael T. Ferraro
Title:	Director

Schedule A

Fund	Investment Subadvisory Fee*
Transamerica Global Real Estate Securities**	0.34% of the first $250 million; 0.32% over $250 million up to $750 million; 0.30% over $750 million
Transamerica Government Money Market***	0.024%

*	As a percentage of average daily net assets on an annual basis.
**

The average daily net assets for the purpose of calculating the Investment Subadvisory Fee will be determined on a combined basis with Transamerica BlackRock Global Real Estate Securities VP, a series of Transamerica Series Trust.

***	The average daily net assets for the purpose of calculating the Investment Subadvisory Fee will be determined excluding assets that are invested in a BlackRock money market fund.

SUB-SUB-INVESTMENT ADVISORY AGREEMENT

AGREEMENT dated November 1, 2018, between BlackRock Investment Management, LLC, a Delaware limited liability company (the “Sub-Advisor”), and BlackRock International Limited, a corporation organized under the laws of Scotland (the “Sub-Sub-Advisor”).

WHEREAS, Transamerica Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company;

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations;

WHEREAS, pursuant to a Management Agreement, dated March 1, 2016 (the “Management Agreement”), a copy of which has been provided to Sub-Advisor, the Trust has retained Transamerica Asset Management, Inc. (the “Adviser”) to render advisory, management, and administrative services with respect to the Trust’s series;

WHEREAS, the Adviser has retained Sub-Advisor as investment sub-adviser to provide the investment advisory services to Transamerica Global Real Estate Securities (the “Fund”) pursuant to a Sub-Advisory Agreement dated November 1, 2018 (the “Sub-Advisory Agreement”);

WHEREAS, the Sub-Advisor wishes to retain Sub-Sub-Advisor to provide it with sub-advisory services as described below in connection with Sub-Advisor’s advisory activities with respect to the Fund, and the Trust and the Adviser have agreed that Sub-Advisor may retain an affiliated investment adviser to provide certain advisory activities with respect to the Fund so long as Sub-Advisor shall be as fully responsible to the Trust for the acts and omissions of the Sub-Sub-Advisor as it is for its own acts and omissions;

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.        Appointment and Acceptance of Appointment. The Sub-Advisor hereby appoints the Sub-Sub-Advisor to act as sub-advisor with respect to the Fund, and the Sub-Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. For the purposes of the rules, guidance and principles of the Financial Conduct Authority of the United Kingdom as amended or consolidated from time to time (the “FCA Rules”) and based on information obtained in respect of the Sub-Advisor, the Sub-Advisor will be treated by the Sub-Sub-Advisor as a professional client. The Sub-Advisor acknowledges and accepts this categorization. The Sub-Advisor has the right to request a different categorization at any time from the Sub-Sub-Advisor, however, the Sub-Sub-Advisor only provides the services to professional clients and will no longer be able to provide services to the Sub-Advisor in the event of a request for a change in categorization.

The Sub-Advisor acknowledges that it has been separately provided with a copy of the document entitled Supplemental Disclosures Document provided to clients and potential clients of the Sub-Sub-Advisor that contains the Sub-Sub-Advisor’s disclosures, as amended and made available to the Sub-Advisor from time to time (the “Supplemental Disclosures”), which sets out: (i) information on the services that the Sub-Sub-Advisor is required to provide to the Sub-Advisor by applicable regulation and (ii) other information which the Sub-Sub-Advisor deems appropriate. The Supplemental Disclosures include, among other things: risk disclosures (which provide a description of the nature of risks of financial instruments), a summary of the Sub-Sub-Advisor’s conflicts of interest policy and disclosures, a summary of the Sub-Sub-Advisor’s order execution policy, details of the reports the Sub-Sub-Advisor will provide in relation to the services provided hereunder, details on how the Sub-Sub-Advisor will provide the Sub-Advisor with information on costs and charges, and the Sub-Sub-Advisor’s data protection notice.

2.        Services of the Sub-Sub-Advisor. Subject to the succeeding provisions of this section, the oversight and supervision of the Sub-Advisor and the Trust’s Board of Trustees, the Sub-Sub-Advisor will perform certain of the day-to-day operations of the Fund, which may include one or more of the following services, at the request of the Sub-Advisor: (a) acting as investment advisor for and managing the investment and reinvestment of those assets of the Fund as the Sub-Advisor may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (b) arranging, subject to the provisions of Section 3 hereof, for the purchase and sale of securities and other assets of the Fund; (c) providing investment research and credit analysis concerning the Fund’s investments, (d) assisting the Sub-Advisor in determining what portion of the Fund’s assets will be invested in cash, cash equivalents and money market instruments, (e) placing orders for all purchases and sales of such investments made for the Fund, and (f) maintaining the books and records as are required to support Fund investment operations. At the request of the Sub-Advisor, the Sub-Sub-Advisor will also, subject to the oversight and supervision of the Sub-Advisor and the Trust’s Board of Trustees, provide to the Sub-Advisor or the Trust any of the facilities and equipment and perform any of the services described in Section 2 of the Sub-Advisory Agreement. In addition, the Sub-Sub-Advisor will keep the Trust and the Sub-Advisor informed of developments materially affecting the Fund and shall, on its own initiative, furnish to the Fund from time to time whatever information the Sub-Sub-Advisor believes appropriate for this purpose. The Sub-Sub-Advisor will periodically communicate to the Sub-Advisor, at such times as the Sub-Advisor may direct, information concerning the purchase and sale of securities for the Fund, including: (a) the name of the issuer, (b) the amount of the purchase or sale, (c) the name of the broker or dealer, if any, through which the purchase or sale will be effected, (d) the CUSIP number of the instrument, if any, and (e) such other information as the Sub-Advisor may reasonably require for purposes of fulfilling its obligations to the Trust under the Sub-Advisory Agreement. The Sub-Sub-Advisor will provide the services rendered by it under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (as currently in effect and as they may be amended or supplemented from time to time) and the resolutions of the Trust’s Board of Trustees. Subject to the foregoing, the types of transactions that the Sub-Sub-Advisor may carry out include (a) buying, selling or otherwise dealing in investments; (b) borrowing securities; (c) making deposits; (d) subscribing to issues and accepting placings of investment; (e) effecting transactions whether or not on any Trading Venue (as defined in the FCA Rules) or exchange; and (f) otherwise acting as the Sub-Sub-Advisor judges appropriate in relation to the Fund.

The Sub-Sub-Advisor represents, warrants and covenants that it is authorized and regulated by the Financial Conduct Authority.

3.          Covenants.

(a)        In the performance of its duties under this Agreement, the Sub-Sub-Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in the Fund’s Registration Statement on Form N-1A and/or the resolutions of the Board of Trustees; and (v) any policies and determinations of the Board of Trustees of the Trust; and

(b)        In addition:

(i)        the Supplemental Disclosures include information on the Sub-Sub-Advisor’s order execution policy the “Order Execution Policy”). The Sub-Adviser confirms that it has read and understood, and agrees to, the Order Execution Policy. In particular, the Sub-Adviser consents to (i) the Sub-Sub-Advisor trading through brokers/counterparties and/or outside of a Trading Venue (as defined in the FCA Rules), and (ii) some or all orders resulting from the Sub-Sub-Advisor’s decisions to deal on the Sub-Advisor’s behalf, or received from the Sub-Advisor, to be placed with an affiliated company, who will act as agent for the purpose of executing such orders in accordance with the Order Execution Policy. Subject to the other provisions of this section, in placing orders with brokers and dealers, the Sub-Sub-Advisor will attempt to obtain the best price and the most favorable execution of its orders in accordance with the Order Execution Policy. In placing orders, the Sub-Sub-Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Sub-Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Sub-Advisor or the Sub-Sub-Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Sub-Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Sub-Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Advisor and the Sub-Sub-Advisor to the Fund and their other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Sub-Advisor may select brokers and dealers with which it or the Fund is affiliated;

(ii)        the Sub-Sub-Advisor will maintain books and records with respect to the Fund’s securities transactions and will render to the Sub-Advisor and the Trust’s Board of Trustees such periodic and special reports as they may request;

(iii)        the Sub-Sub-Advisor will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Sub-Sub-Advisor makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s account are customers of the commercial department of its affiliates; and

(iv)        the Sub-Sub-Advisor will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

(c)        In addition, the Sub-Advisor:

(i)        agrees that the Sub-Sub-Advisor may aggregate transactions for the Fund with transactions for other clients and/ or its own account. In relation to a particular order, aggregation may operate on some occasions to the advantage of the Sub-Advisor and on other occasions to the Sub-Advisor’s disadvantage. However, it must be unlikely that the aggregation of orders and transactions will work overall to the disadvantage of the Sub-Advisor before transactions will be aggregated;

(ii)        instructs the Sub-Sub-Advisor not to make public any client limit orders (being a specific instruction from the Sub-Advisor to buy or sell a financial instrument at a specified price limit or better and for a specified size) in respect of securities admitted to trading on a Regulated Market or traded on a Trading Venue (both as defined in the FCA Rules) which are not immediately executed under prevailing market conditions.

4.        Services Not Exclusive. Nothing in this Agreement shall prevent the Sub-Sub-Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Sub-Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Sub-Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5.        Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Sub-Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act (to the extent such books and records are not maintained by the Sub-Advisor).

6.        Compensation. Sub-Advisor agrees to pay to Sub-Sub-Advisor and Sub-Sub-Advisor agrees to accept as full compensation for all services rendered by Sub-Sub-Advisor as such a fee, computed daily and payable monthly, as agreed to between Sub-Sub-Advisor and Sub-Advisor from time to time.

7.        Limitation on Liability. The Sub-Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Sub-Advisor or by the Trust or the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Section 7, the term “Sub-Sub-Advisor” shall include any affiliates of the Sub-Sub-Advisor performing services for the Fund contemplated hereby and partners, directors, officers and employees of the Sub-Sub-Advisor and such affiliates.

8.        Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust or the Sub-Advisor at any time, without the payment of any penalty, upon giving the Sub-Sub-Advisor 60 days’ notice (which notice may be waived by the Sub-Sub-Advisor), provided that such termination by the Trust or the Sub-Advisor shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the Fund entitled to vote, or by the Sub-Sub-Advisor on 60 days’ written notice (which notice may be waived by the Trust and the Sub-Advisor), and will terminate automatically upon any termination of the Sub-Advisory Agreement between the Trust and the Sub-Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

9.        Notices and Communication. Any legal notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such legal notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such legal notice is mailed first class postage prepaid.

In relation to communications other than legal notices under this Agreement, each party may communicate with and provide information to the other party in whatever medium deemed appropriate. This may include the use of e-mail, the internet or other electronic means, in the place of paper communications. The parties acknowledge that instructions or communications conveyed by electronic methods such as facsimile or e-mail are not secure forms of communication and may accordingly give rise to higher risks of manipulation or attempted fraud. The Sub-Adviser acknowledges that the Sub-Sub-Adviser may not encrypt or digitally sign any information transferred by internet or e-mail nor shall the Sub-Sub-Adviser be required to verify any communications received from the Sub-Adviser by e-mail.

10.        Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

11.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

12.        Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

13.        Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

BLACKROCK INVESTMENT MANAGEMENT, LLC

By.	/s/ Michael T. Ferraro
Name:	Michael T. Ferraro
Title:	Director

BLACKROCK INTERNATIONAL LIMITED

By.	/s/ Cathy Carnegie
Name:	Cathy Carnegie
Title:	Managing Director BlackRock

BLACKROCK INTERNATIONAL LIMITED

By.	/s/ Austen Lewis
Name:	Austen Lewis
Title:	Managing Director

SUB-SUB-INVESTMENT ADVISORY AGREEMENT

AGREEMENT dated November 1, 2018, between BlackRock Investment Management, LLC, a Delaware limited liability company (the “Sub-Advisor”), and BlackRock (Singapore) Limited, a company incorporated under the laws of Singapore (the “Sub-Sub-Advisor”).

WHEREAS, Transamerica Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company;

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations;

WHEREAS, pursuant to a Management Agreement, effective as of March 1, 2016, a copy of which has been provided to Sub-Advisor, the Trust has retained Transamerica Asset Management, Inc. (the “Adviser”) to render advisory, management, and administrative services with respect to the Trust’s series;

WHEREAS, the Adviser has retained Sub-Advisor as investment sub-adviser to provide the investment advisory services to the Transamerica Global Real Estate Securities (the “Fund”) pursuant to a Sub-Advisory Agreement dated November 1, 2018 (the “Sub-Advisory Agreement”);

WHEREAS, the Sub-Advisor wishes to retain Sub-Sub-Advisor to provide it with certain sub-advisory services as described below in connection with Sub-Advisor’s advisory activities with respect to the Fund, and the Trust and the Adviser have agreed that Sub-Advisor may retain an affiliated investment adviser to provide certain advisory activities with respect to the Fund so long as Sub-Advisor shall be as fully responsible to the Trust for the acts and omissions of the Sub-Sub-Advisor as it is for its own acts and omissions;

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.          Appointment. The Sub-Advisor hereby appoints the Sub-Sub-Advisor to act as sub-advisor with respect to the Fund and the Sub-Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.          Services of the Sub-Sub-Advisor. Subject to the succeeding provisions of this section, the oversight and supervision of the Sub-Advisor and the Trust’s Board of Trustees, the Sub-Sub-Advisor will perform certain of the day-to-day operations of the Fund, which may include one or more of the following services, at the request of the Sub-Advisor: (a) acting as investment advisor for and managing the investment and reinvestment of those assets of the Fund as the Sub-Advisor may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (b) arranging, subject to the provisions of Section 3 hereof, for the purchase and sale of securities and other assets of the Fund; (c) providing investment research and credit analysis concerning the Fund’s investments, (d) assisting the Sub-Advisor in determining what portion of the Fund’s assets will be invested in cash, cash equivalents and money market instruments, (e) placing orders for all purchases and sales of such investments made for the Fund, and (f) maintaining the books and records as are required to support Fund investment operations. At the request of the Sub-Advisor, the Sub-Sub-Advisor will also, subject to the oversight and supervision of the Sub-Advisor and the Trust’s Board of Trustees, provide to the Sub-Advisor or the Trust any of the facilities and equipment and perform any of the services described in Section 2 of the Sub-Advisory Agreement. In addition, the Sub-Sub-Advisor will keep the Trust and the Sub-Advisor informed of developments materially affecting the Fund and shall, on its own initiative, furnish to the Fund from time to time whatever information the Sub-Sub-Advisor believes appropriate for this purpose. The Sub-Sub-Advisor will periodically communicate to the Sub-Advisor, at such times as the Sub-Advisor may direct, information concerning the purchase and sale of securities for the Fund, including: (a) the name of the issuer, (b) the amount of the purchase or sale, (c) the name of the broker or dealer, if any, through which the purchase or sale will be effected, (d) the CUSIP number of the instrument, if any, and (e) such other information as the Sub-Advisor may reasonably require for purposes of fulfilling its obligations to the Trust under the Sub-Advisory Agreement. The Sub-Sub-Advisor will provide the services rendered by it under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (as currently in effect and as they may be amended or supplemented from time to time) and the resolutions of the Trust’s Board of Trustees.

3.          Covenants.

(a)          In the performance of its duties under this Agreement, the Sub-Sub-Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in the Fund’s Registration Statement on Form N-1A and/or the resolutions of the Board of Trustees; and (v) any policies and determinations of the Board of Trustees of the Trust; and

(b)          In addition, the Sub-Sub-Advisor will:

(i)        place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this section, in placing orders with brokers and dealers, the Sub-Sub-Advisor will attempt to obtain the best price and the most favorable execution of its orders. The Sub-Advisor has been provided with a copy of the Sub-Sub-Advisor’s order execution policy and hereby confirms that it has read and understood the information in the order execution policy and agrees to it. In particular, the Sub-Advisor agrees that the Sub-Sub-Advisor may trade outside of the regulated market or multilateral trading facility. In placing orders, the Sub-Sub-Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Sub-Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Sub-Advisor or the Sub-Sub-Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Sub-Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Advisor and the Sub-Sub-Advisor to the Fund and their other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Sub-Advisor may select brokers and dealers with which it or the Fund is affiliated;

(ii)        maintain books and records with respect to the Fund’s securities transactions and will render to the Sub-Advisor and the Trust’s Board of Trustees such periodic and special reports as they may request;

(iii)        maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Sub-Sub-Advisor makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s account are customers of the commercial department of its affiliates; and

(iv)        treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

(c)          In addition, the Sub-Advisor:

(i)        agrees that the Sub-Sub-Advisor may aggregate transactions for the Fund with transactions for other clients and/ or its own account. In relation to a particular order, aggregation may operate on some occasions to the advantage of the Sub-Advisor and on other occasions to the Sub-Advisor’s disadvantage. However, it must be unlikely that the aggregation of orders and transactions will work overall to the disadvantage of the Sub-Advisor before transactions will be aggregated;

(ii)        instructs the Sub-Sub-Advisor not to make or book client limit orders (being a specific instruction from the Sub-Advisor to buy or sell a financial instrument at a specified price limit or better and for a specified size) in respect of securities admitted to trading on a regulated market which are not immediately executed under prevailing market conditions.

4.          Services Not Exclusive. Nothing in this Agreement shall prevent the Sub-Sub-Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Sub-Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Sub-Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5.          Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Sub-Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act (to the extent such books and records are not maintained by the Sub-Advisor).

6.          Compensation. Sub-Advisor agrees to pay to Sub-Sub-Advisor and Sub-Sub-Advisor agrees to accept as full compensation for all services rendered by Sub-Sub-Advisor as such a fee, computed daily and payable monthly, as agreed to between Sub-Sub-Advisor and Sub-Advisor from time to time.

7.          Limitation on Liability. The Sub-Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Sub-Advisor or by the Trust or the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Section 7, the term “Sub-Sub-Advisor” shall include any affiliates of the Sub-Sub-Advisor performing services for the Fund contemplated hereby and partners, directors, officers and employees of the Sub-Sub-Advisor and such affiliates.

8.          Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust or the Sub-Advisor at any time, without the payment of any penalty, upon giving the Sub-Sub-Advisor 60 days’ notice (which notice may be waived by the Sub-Sub-Advisor), provided that such termination by the Trust or the Sub-Advisor shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the Fund entitled to vote, or by the Sub-Sub-Advisor on 60 days’ written notice (which notice may be waived by the Trust and the Sub-Advisor), and will terminate automatically upon any termination of the Sub-Advisory Agreement between the Trust and the Sub-Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

9.      Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

10.    Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

11.    Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

12.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

13.    Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

BLACKROCK INVESTMENT MANAGEMENT, LLC

By.	/s/ John Perlowski
Name: John Perlowski
Title: Managing Director

BLACKROCK (SINGAPORE) LIMITED

By.	/s/ Lynda Hall
Name: Lynda Hall
Title: Managing Director

BLACKROCK (SINGAPORE) LIMITED

By.	/s/ Toby Ritch
Name: Toby Ritch
Title: Managing Director

INVESTMENT SUB-ADVISORY AGREEMENT

BLACKROCK INVESTMENT MANAGEMENT, LLC

This Agreement, entered into as of May 1, 2014 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and BlackRock Investment Management, LLC, a Delaware limited liability company (referred to herein as the “Sub-adviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”) pursuant to an Investment Advisory Agreement dated January 23, 2014 (“Advisory Agreement”). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Sub-adviser desires to furnish services for the Trust on behalf of the Fund and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.        Appointment. In accordance with the Advisory Agreement, TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.         Subadvisory Services. In its capacity as sub-adviser to the Fund, the Sub-adviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Sub-adviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Sub-adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Sub-adviser. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold, converted or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Sub-adviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Sub-adviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws as delivered by TAM to the Sub-adviser (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, other than the Internal Revenue Code of 1986, as amended, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Sub-adviser from time to time, and any other specific policies adopted by the Board and disclosed in writing to the Sub-adviser. Sub-adviser is fully protected in relying on the most recent version of such documents, policies or procedures delivered by TAM and is not responsible for any changes in such documents, policies or procedures until such changes are delivered in writing to Sub-adviser. The Sub-adviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other sub-adviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Sub-adviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Sub-adviser will place orders pursuant to its investment determinations for the Fund with respect to the Allocated Assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein if such policies and procedures are provided in writing to the Sub-adviser.

(c)

The Fund hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Sub-adviser or its affiliates is participating, or arrange for purchases and sales of any of the Allocated Assets between the Fund and another account advised by the Sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Sub-adviser and its directors and officers as delivered to the Sub-adviser.

(d)

Unless TAM advises the Sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Sub-adviser shall exercise voting rights (or withhold therewith) incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Fund so long as the Sub-adviser receives the proxy materials from the Fund’s custodian. The Sub-adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Sub-adviser will be available upon reasonable request to provide reasonable assistance to TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3.        Activities of the Sub-adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser’s policies and procedures as presented to the Board from time to time.

4.        Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities, including for the Allocated Assets; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.

The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement other than as described above. The Sub-adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.          Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to the Fund’s affairs as the Sub-adviser may from time to time reasonably request.

(b)

The Sub-adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Sub-adviser relating to the services provided by the Sub-adviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.          Compensation of the Sub-adviser. As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.         Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Sub-adviser or any affiliated company of the Sub-adviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Sub-adviser’s or any affiliated company’s staff.

8.        Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.        Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon 60 days’ written notice to the Sub-adviser, without the payment of any penalty. The Sub-adviser may terminate the Agreement only upon giving 60 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.        Use of Name. It is understood and hereby agreed that “BlackRock” and any derivative or logos or trademark or service mark or trade name are the valuable property of the Sub-adviser and its affiliates for copyright and other purposes and may not be used by TAM without Sub-adviser’s prior written agreement. If this Agreement is terminated with respect to the Fund and the Sub-adviser no longer serves as sub-adviser to the Fund, the Sub-adviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Sub-adviser or any of its affiliates.

11.        Liability of the Sub-adviser. The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. The Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or the Fund to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-adviser” shall include any affiliates of the Sub-adviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-adviser and such affiliates.

12.        Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13.        Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.

14.        Books and Records. The Sub-adviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Sub-adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15.        Independent Contractor. In the performance of its duties hereunder, the Sub-adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

16.        Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17.        Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act.

18.        Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

19.        Confidential Treatment. All information and advice furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders. It is understood that any information or recommendation supplied by, or produced by, Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by TAM and the Trust. Without limiting the foregoing, TAM and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board of Trustees.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

Schedule A

Fund	Investment Sub-advisory Fee*
Transamerica BlackRock Global Allocation VP	0.44% of the first $100 million; 0.32% in excess of $100 million

*	As a percentage of average daily net assets on an annual basis.

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

BLACKROCK INVESTMENT MANAGEMENT, LLC

THIS AMENDMENT is made as of November 1, 2018 to the Investment Sub-Advisory Agreement dated May 1, 2014, as amended (the “Agreement”), between Transamerica Asset Management, Inc. and BlackRock Investment Management, LLC (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Section 2. Section 2(a) of the Agreement is hereby amended to replace the second sentence with the following:

The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swaps, futures, options, repurchase, and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM the opportunity to review the collateral schedule to master repurchase agreements, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time and provided to the Subadviser (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, investment policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time in advance and agreed to by the Subadviser.

Section 2(a) of the Agreement is also hereby amended to add the following paragraph to the end of the Section: The Subadviser may, as permitted by rule, regulation or position of the staff of the SEC, utilize the personnel of its affiliates, including foreign affiliates, in providing services under this Agreement, provided that the Subadviser remains solely responsible for the provision of services under this Agreement.

2.

Schedule A. Schedule A to the Agreement is hereby deleted and replaced with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Investment Sub-Advisory Agreement dated May 1, 2014, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of November 1, 2018.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Director, Investments

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

SCHEDULE A

as November 1, 2018

Fund	Investment Subadvisory Fee*
Transamerica BlackRock Global Allocation VP	0.42% of the first $100 million 0.32% over $100 million up to $3 billion 0.31% in excess of $3 billion
Transamerica BlackRock Global Real Estate Securities VP**	0.34% of the first $250 million; 0.32% over $250 million up to $750 million; 0.30% over $750 million
Transamerica BlackRock Government Money Market VP***	0.024%

*	As a percentage of average daily net assets on an annual basis.
**

The average daily net assets for the purpose of calculating the Investment Subadvisory Fee will be determined on a combined basis with Transamerica Global Real Estate Securities, a series of Transamerica Funds.

***	The average daily net assets for the purpose of calculating the Investment Subadvisory Fee will be determined excluding assets that are invested in a BlackRock money market fund.

SUB-SUB-INVESTMENT ADVISORY AGREEMENT

AGREEMENT dated November 1 , 2018, between BlackRock Investment Management, LLC, a Delaware limited liability company (the “Sub-Advisor”), and BlackRock International Limited, a corporation organized under the laws of Scotland (the “Sub-Sub-Advisor”).

WHEREAS, Transamerica Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company;

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations;

WHEREAS, pursuant to a Management Agreement, dated March 1, 2016 (the “Management Agreement”), a copy of which has been provided to Sub-Advisor, the Trust has retained Transamerica Asset Management, Inc. (the “Adviser”) to render advisory, management, and administrative services with respect to the Trust’s series;

WHEREAS, the Adviser has retained Sub-Advisor as investment sub-adviser to provide the investment advisory services to Transamerica BlackRock Global Real Estate Securities VP (the “Fund”) pursuant to a Sub-Advisory Agreement dated May 1, 2014, as amended November 1, 2018 (the “Sub-Advisory Agreement”);

WHEREAS, the Sub-Advisor wishes to retain Sub-Sub-Advisor to provide it with sub- advisory services as described below in connection with Sub-Advisor’s advisory activities with respect to the Fund, and the Trust and the Adviser have agreed that Sub-Advisor may retain an affiliated investment adviser to provide certain advisory activities with respect to the Fund so long as Sub-Advisor shall be as fully responsible to the Trust for the acts and omissions of the Sub-Sub-Advisor as it is for its own acts and omissions;

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.          Appointment and Acceptance of Appointment. The Sub-Advisor hereby appoints the Sub-Sub-Advisor to act as sub-advisor with respect to the Fund, and the Sub-Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. For the purposes of the rules, guidance and principles of the Financial Conduct Authority of the United Kingdom as amended or consolidated from time to time (the “FCA Rules”) and based on information obtained in respect of the Sub-Advisor, the Sub-Advisor will be treated by the Sub-Sub-Advisor as a professional client. The Sub-Advisor acknowledges and accepts this categorization. The Sub-Advisor has the right to request a different categorization at any time from the Sub-Sub-Advisor, however, the Sub-Sub-Advisor only provides the services to professional clients and will no longer be able to provide services to the Sub-Advisor in the event of a request for a change in categorization.

The Sub-Advisor acknowledges that it has been separately provided with a copy of the document entitled Supplemental Disclosures Document provided to clients and potential clients of the Sub- Sub-Advisor that contains the Sub-Sub-Advisor’s disclosures, as amended and made available to the Sub-Advisor from time to time (the “Supplemental Disclosures”), which sets out: (i) information on the services that the Sub-Sub-Advisor is required to provide to the Sub-Advisor by applicable regulation and (ii) other information which the Sub-Sub-Advisor deems appropriate. The Supplemental Disclosures include, among other things: risk disclosures (which provide a description of the nature of risks of financial instruments), a summary of the Sub-Sub- Advisor’s conflicts of interest policy and disclosures, a summary of the Sub-Sub-Advisor’s order execution policy, details of the reports the Sub-Sub-Advisor will provide in relation to the services provided hereunder, details on how the Sub-Sub-Advisor will provide the Sub-Advisor with information on costs and charges, and the Sub-Sub-Advisor’s data protection notice.

2.          Services of the Sub-Sub-Advisor. Subject to the succeeding provisions of this section, the oversight and supervision of the Sub-Advisor and the Trust’s Board of Trustees, the Sub-Sub-Advisor will perform certain of the day-to-day operations of the Fund, which may include one or more of the following services, at the request of the Sub-Advisor: (a) acting as investment advisor for and managing the investment and reinvestment of those assets of the Fund as the Sub-Advisor may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (b) arranging, subject to the provisions of Section 3 hereof, for the purchase and sale of securities and other assets of the Fund; (c) providing investment research and credit analysis concerning the Fund’s investments, (d) assisting the Sub-Advisor in determining what portion of the Fund’s assets will be invested in cash, cash equivalents and money market instruments, (e) placing orders for all purchases and sales of such investments made for the Fund, and (f) maintaining the books and records as are required to support Fund investment operations. At the request of the Sub-Advisor, the Sub-Sub-Advisor will also, subject to the oversight and supervision of the Sub-Advisor and the Trust’s Board of Trustees, provide to the Sub-Advisor or the Trust any of the facilities and equipment and perform any of the services described in Section 2 of the Sub-Advisory Agreement. In addition, the Sub-Sub- Advisor will keep the Trust and the Sub-Advisor informed of developments materially affecting the Fund and shall, on its own initiative, furnish to the Fund from time to time whatever information the Sub-Sub-Advisor believes appropriate for this purpose. The Sub-Sub-Advisor will periodically communicate to the Sub-Advisor, at such times as the Sub-Advisor may direct, information concerning the purchase and sale of securities for the Fund, including: (a) the name of the issuer, (b) the amount of the purchase or sale, (c) the name of the broker or dealer, if any, through which the purchase or sale will be effected, (d) the CUSIP number of the instrument, if any, and (e) such other information as the Sub-Advisor may reasonably require for purposes of fulfilling its obligations to the Trust under the Sub-Advisory Agreement. The Sub-Sub-Advisor will provide the services rendered by it under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (as currently in effect and as they may be amended or supplemented from time to time) and the resolutions of the Trust’s Board of Trustees. Subject to the foregoing, the types of transactions that the Sub-Sub-Advisor may carry out include (a) buying, selling or otherwise dealing in investments; (b) borrowing securities; (c) making deposits; (d) subscribing to issues and accepting placings of investment; (e) effecting transactions whether or not on any Trading Venue (as defined in the FCA Rules) or exchange; and (f) otherwise acting as the Sub- Sub-Advisor judges appropriate in relation to the Fund.

The Sub-Sub-Advisor represents, warrants and covenants that it is authorized and regulated by the Financial Conduct Authority.

3.          Covenants.

(a)        In the performance of its duties under this Agreement, the Sub-Sub- Advisor shall at all times conform to, and act in accordance with, any requirements imposed by:

(i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in the Fund’s Registration Statement on Form N-1A and/or the resolutions of the Board of Trustees; and (v) any policies and determinations of the Board of Trustees of the Trust; and

(b)        In addition:

(i)        the Supplemental Disclosures include information on the Sub-Sub- Advisor’s order execution policy the “Order Execution Policy”). The Sub-Adviser confirms that it has read and understood, and agrees to, the Order Execution Policy. In particular, the Sub-Adviser consents to (i) the Sub-Sub-Advisor trading through brokers/counterparties and/or outside of a Trading Venue (as defined in the FCA Rules), and (ii) some or all orders resulting from the Sub-Sub-Advisor’s decisions to deal on the Sub-Advisor’s behalf, or received from the Sub-Advisor, to be placed with an affiliated company, who will act as agent for the purpose of executing such orders in accordance with the Order Execution Policy. Subject to the other provisions of this section, in placing orders with brokers and dealers, the Sub-Sub-Advisor will attempt to obtain the best price and the most favorable execution of its orders in accordance with the Order Execution Policy. In placing orders, the Sub-Sub-Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Sub-

Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Sub-Advisor or the Sub-Sub-Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Sub-Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Sub-Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Advisor and the Sub-Sub-Advisor to the Fund and their other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Sub-Advisor may select brokers and dealers with which it or the Fund is affiliated;

(ii)        the Sub-Sub-Advisor will maintain books and records with respect to the Fund’s securities transactions and will render to the Sub-Advisor and the Trust’s Board of Trustees such periodic and special reports as they may request;

(iii)        the Sub-Sub-Advisor will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Sub-Sub-Advisor makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s account are customers of the commercial department of its affiliates; and

(iv)        the Sub-Sub-Advisor will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub- Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

(c)          In addition, the Sub-Advisor:

(i)        agrees that the Sub-Sub-Advisor may aggregate transactions for the Fund with transactions for other clients and/ or its own account. In relation to a particular order, aggregation may operate on some occasions to the advantage of the Sub- Advisor and on other occasions to the Sub-Advisor’s disadvantage. However, it must be unlikely that the aggregation of orders and transactions will work overall to the disadvantage of the Sub-Advisor before transactions will be aggregated;

  (ii)        instructs the Sub-Sub-Advisor not to make public any client limit orders (being a specific instruction from the Sub-Advisor to buy or sell a financial instrument at a specified price limit or better and for a specified size) in respect of securities admitted to trading on a Regulated Market or traded on a Trading Venue (both as defined in the FCA Rules) which are not immediately executed under prevailing market conditions.

4.        Services Not Exclusive. Nothing in this Agreement shall prevent the Sub-Sub- Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Sub-Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Sub-Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5.        Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Sub-Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a- 1 under the 1940 Act (to the extent such books and records are not maintained by the Sub- Advisor).

6.        Compensation. Sub-Advisor agrees to pay to Sub-Sub-Advisor and Sub-Sub- Advisor agrees to accept as full compensation for all services rendered by Sub-Sub-Advisor as such a fee, computed daily and payable monthly, as agreed to between Sub-Sub-Advisor and Sub-Advisor from time to time.

7.        Limitation on Liability. The Sub-Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Sub-Advisor or by the Trust or the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Section 7, the term “Sub-Sub-Advisor” shall include any affiliates of the Sub-Sub-Advisor performing services for the Fund contemplated hereby and partners, directors, officers and employees of the Sub-Sub-Advisor and such affiliates.

8.        Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust or the Sub- Advisor at any time, without the payment of any penalty, upon giving the Sub-Sub-Advisor 60 days’ notice (which notice may be waived by the Sub-Sub-Advisor), provided that such termination by the Trust or the Sub-Advisor shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the Fund entitled to vote, or by the Sub-Sub- Advisor on 60 days’ written notice (which notice may be waived by the Trust and the Sub- Advisor), and will terminate automatically upon any termination of the Sub-Advisory Agreement between the Trust and the Sub-Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

9.        Notices and Communication. Any legal notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such legal notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such legal notice is mailed first class postage prepaid.

In relation to communications other than legal notices under this Agreement, each party may communicate with and provide information to the other party in whatever medium deemed appropriate. This may include the use of e-mail, the internet or other electronic means, in the place of paper communications. The parties acknowledge that instructions or communications conveyed by electronic methods such as facsimile or e-mail are not secure forms of communication and may accordingly give rise to higher risks of manipulation or attempted fraud. The Sub-Adviser acknowledges that the Sub-Sub-Adviser may not encrypt or digitally sign any information transferred by internet or e-mail nor shall the Sub-Sub-Adviser be required to verify any communications received from the Sub-Adviser by e-mail.

10.        Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

11.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

12.        Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

13.        Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

BLACKROCK INVESTMENT MANAGEMENT, LLC

By.	/s/ Michael J. Ferraro
Name: Michael J. Ferraro
Title: Director

BLACKROCK INTERNATIONAL LIMITED

By.	/s/ Cathy Carnegie
Name: Cathy Carnegie
Title: Managing Director

BLACKROCK INTERNATIONAL LIMITED

By.	/s/ Austen Lewis
Name: Austen Lewis
Title: Managing Director

SUB-SUB-INVESTMENT ADVISORY AGREEMENT

AGREEMENT dated November 1, 2018, between BlackRock Investment Management, LLC, a Delaware limited liability company (the “Sub-Advisor”), and BlackRock (Singapore) Limited, a company incorporated under the laws of Singapore (the “Sub-Sub-Advisor”).

WHEREAS, Transamerica Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company;

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations;

WHEREAS, pursuant to a Management Agreement, effective as of March 1, 2016, a copy of which has been provided to Sub-Advisor, the Trust has retained Transamerica Asset Management, Inc. (the “Adviser”) to render advisory, management, and administrative services with respect to the Trust’s series;

WHEREAS, the Adviser has retained Sub-Advisor as investment sub-adviser to provide the investment advisory services to the Transamerica BlackRock Global Real Estate Securities VP (the “Fund”) pursuant to a Sub-Advisory Agreement dated May 1, 2014, as amended November 1, 2018 (the “Sub-Advisory Agreement”);

WHEREAS, the Sub-Advisor wishes to retain Sub-Sub-Advisor to provide it with certain sub-advisory services as described below in connection with Sub-Advisor’s advisory activities with respect to the Fund, and the Trust and the Adviser have agreed that Sub-Advisor may retain an affiliated investment adviser to provide certain advisory activities with respect to the Fund so long as Sub-Advisor shall be as fully responsible to the Trust for the acts and omissions of the Sub-Sub-Advisor as it is for its own acts and omissions;

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.        Appointment. The Sub-Advisor hereby appoints the Sub-Sub-Advisor to act as sub-advisor with respect to the Fund and the Sub-Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.        Services of the Sub-Sub-Advisor. Subject to the succeeding provisions of this section, the oversight and supervision of the Sub-Advisor and the Trust’s Board of Trustees, the Sub-Sub-Advisor will perform certain of the day-to-day operations of the Fund, which may include one or more of the following services, at the request of the Sub-Advisor: (a) acting as investment advisor for and managing the investment and reinvestment of those assets of the Fund as the Sub-Advisor may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (b) arranging, subject to the provisions of Section 3 hereof, for the purchase and sale of securities and other assets of the Fund; (c) providing investment research and credit analysis concerning the Fund’s investments, (d) assisting the Sub-Advisor in determining what portion of the Fund’s assets will be invested in cash, cash equivalents and money market instruments, (e) placing orders for all purchases and sales of such investments made for the Fund, and (f) maintaining the books and records as are required to support Fund investment operations. At the request of the Sub-Advisor, the Sub-Sub-Advisor will also, subject to the oversight and supervision of the Sub-Advisor and the Trust’s Board of Trustees, provide to the Sub-Advisor or the Trust any of the facilities and equipment and perform any of the services described in Section 2 of the Sub-Advisory Agreement. In addition, the Sub-Sub- Advisor will keep the Trust and the Sub-Advisor informed of developments materially affecting the Fund and shall, on its own initiative, furnish to the Fund from time to time whatever information the Sub-Sub-Advisor believes appropriate for this purpose. The Sub-Sub-Advisor will periodically communicate to the Sub-Advisor, at such times as the Sub-Advisor may direct, information concerning the purchase and sale of securities for the Fund, including: (a) the name of the issuer, (b) the amount of the purchase or sale, (c) the name of the broker or dealer, if any, through which the purchase or sale will be effected, (d) the

CUSIP number of the instrument, if any, and (e) such other information as the Sub-Advisor may reasonably require for purposes of fulfilling its obligations to the Trust under the Sub-Advisory Agreement. The Sub-Sub-Advisor will provide the services rendered by it under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (as currently in effect and as they may be amended or supplemented from time to time) and the resolutions of the Trust’s Board of Trustees.

3.          Covenants.

(a)        In the performance of its duties under this Agreement, the Sub-Sub- Advisor shall at all times conform to, and act in accordance with, any requirements imposed by:

(i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in the Fund’s Registration Statement on Form N-1A and/or the resolutions of the Board of Trustees; and (v) any policies and determinations of the Board of Trustees of the Trust; and

(b)        In addition, the Sub-Sub-Advisor will:

(i)        place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this section, in placing orders with brokers and dealers, the Sub-Sub-Advisor will attempt to obtain the best price and the most favorable execution of its orders. The Sub-Advisor has been provided with a copy of the Sub-Sub-Advisor’s order execution policy and hereby confirms that it has read and understood the information in the order execution policy and agrees to it. In particular, the Sub-Advisor agrees that the Sub-Sub-Advisor may trade outside of the regulated market or multilateral trading facility. In placing orders, the Sub-Sub-Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Sub-Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Sub-Advisor or the Sub-Sub-Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Sub-Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Advisor and the Sub-Sub-Advisor to the Fund and their other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Sub-Advisor may select brokers and dealers with which it or the Fund is affiliated;

(ii)        maintain books and records with respect to the Fund’s securities transactions and will render to the Sub-Advisor and the Trust’s Board of Trustees such periodic and special reports as they may request;

(iii)        maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Sub-Sub-Advisor makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s account are customers of the commercial department of its affiliates; and

(iv)        treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

(c)        In addition, the Sub-Advisor:

(i)    agrees that the Sub-Sub-Advisor may aggregate transactions for the Fund with transactions for other clients and/ or its own account. In relation to a particular order, aggregation may operate on some occasions to the advantage of the Sub- Advisor and on other occasions to the Sub-Advisor’s disadvantage. However, it must be unlikely that the aggregation of orders and transactions will work overall to the disadvantage of the Sub-Advisor before transactions will be aggregated;

(ii)    instructs the Sub-Sub-Advisor not to make or book client limit orders (being a specific instruction from the Sub-Advisor to buy or sell a financial instrument at a specified price limit or better and for a specified size) in respect of securities admitted to trading on a regulated market which are not immediately executed under prevailing market conditions.

4.        Services Not Exclusive. Nothing in this Agreement shall prevent the Sub-Sub- Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Sub-Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Sub-Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5.        Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Sub-Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a- 1 under the 1940 Act (to the extent such books and records are not maintained by the Sub- Advisor).

6.        Compensation. Sub-Advisor agrees to pay to Sub-Sub-Advisor and Sub-Sub- Advisor agrees to accept as full compensation for all services rendered by Sub-Sub-Advisor as such a fee, computed daily and payable monthly, as agreed to between Sub-Sub-Advisor and Sub-Advisor from time to time.

7.        Limitation on Liability. The Sub-Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Sub-Advisor or by the Trust or the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Section 7, the term “Sub-Sub-Advisor” shall include any affiliates of the Sub-Sub-Advisor performing services for the Fund contemplated hereby and partners, directors, officers and employees of the Sub-Sub-Advisor and such affiliates.

8.        Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust or the Sub- Advisor at any time, without the payment of any penalty, upon giving the Sub-Sub-Advisor 60 days’ notice (which notice may be waived by the Sub-Sub-Advisor), provided that such termination by the Trust or the Sub-Advisor shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the Fund entitled to vote, or by the Sub-Sub- Advisor on 60 days’ written notice (which notice may be waived by the Trust and the Sub- Advisor), and will terminate automatically upon any termination of the Sub-Advisory Agreement between the Trust and the Sub-Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

9.      Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

10.    Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

11.    Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

12.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

13.    Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

BLACKROCK INVESTMENT MANAGEMENT, LLC

By.	/s/ John Perlowski
Name: John Perlowski
Title: Managing Director

BLACKROCK (SINGAPORE) LIMITED

By.	/s/ Lynda Hall
Name: Lynda Hall
Title: Managing Director

BLACKROCK (SINGAPORE) LIMITED

By.	/s/ Toby Ritch
Name: Toby Ritch
Title: Managing Director

A-0

TRANSAMERICA FUNDS

Transamerica Global Real Estate Securities

TRANSAMERICA SERIES TRUST

Transamerica BlackRock Global Real Estate Securities VP

1801 California Street, Suite 5200

Denver, CO 80202

Telephone:

1-888-233-4339 for Transamerica Global Real Estate Securities

or

1-800-851-9777 for Transamerica BlackRock Global Real Estate Securities VP

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the internet relating to Transamerica Global Real Estate Securities and Transamerica BlackRock Global Real Estate Securities VP (each a “Fund,” and collectively, the “Funds”). Transamerica Global Real Estate Securities is a series of Transamerica Funds and Transamerica BlackRock Global Real Estate Securities VP is a series of Transamerica Series Trust (together with Transamerica Funds, the “Trusts”). We encourage you to access and review all of the important information contained in the Joint Information Statement.

The following material is available for view: Joint Information Statement

The full Joint Information Statement details a recent sub-adviser change relating to each Fund. Specifically, the Board of Trustees of the Trusts has approved new sub-advisory agreements on behalf of each Fund between Transamerica Asset Management, Inc. (“TAM”) and BlackRock Investment Management, LLC (“BlackRock Investment Management”), and new sub-sub-advisory agreements on behalf of each Fund between BlackRock Investment Management and each of BlackRock International Limited and BlackRock Singapore Limited (collectively with BlackRock Investment Management, the “BlackRock Sub-Advisers”). The BlackRock Sub-Advisers began sub-advising the Funds on November 1, 2018. In connection with the change in sub-adviser, and as discussed in the applicable Prospectus, Summary Prospectus and Statement of Additional Information supplements dated August 24, 2018 for each Fund, and reflected in Transamerica Global Real Estate Securities’ Summary Prospectus, revised as of November 1, 2018: (i) changes were also made to each Fund’s benchmark, investment objective, investment strategies and principal risks; and (ii) each Fund’s management fee schedule and sub-advisory fee schedule was lowered. In addition, Transamerica Clarion Global Real Estate Securities VP was renamed Transamerica BlackRock Global Real Estate Securities VP. TAM continues to serve as the Funds’ investment manager.

The Trusts and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining investor approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Joint Information Statement, the Trusts will make the Joint Information Statement available to you online.

The full Joint Information Statement will be available on the Transamerica website until at least July 31, 2019 at https://www.transamerica.com/media/tf-cbre-to-blackrock-info-statement.pdf. A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339 for Transamerica Global Real Estate Securities and 1-800-851-9777 for Transamerica BlackRock Global Real Estate Securities VP.

If you want to receive a paper or e-mail copy of the Joint Information Statement, you must request one. There is no charge to you for requesting a copy.